                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                               OFFER TO EXCHANGE

                                  $225,000,000

                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2011


       FOR REGISTERED 9 7/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2011


                                       OF


                         INSIGHT HEALTH SERVICES CORP.


                                Exchange Agent:
                   STATE STREET BANK AND TRUST COMPANY, N.A.

           By Hand, Overnight Delivery or Registered/Certified Mail:
                    c/o State Street Bank and Trust Company
                             2 Avenue de Lafayette
                                Boston, MA 02111
                             Attention: Ralph Jones


                                 By Facsimile:

                                 (617) 662-1452


                             Confirm by Telephone:

                                 (617) 662-1548

     All capitalized terms used herein but not defined herein shall have the
meanings ascribed to them in the prospectus, dated          , 2002 (as it may be
supplemented or amended from time to time, the "Prospectus"), of InSight Health Services Corp., a Delaware corporation ("InSight").


     As set forth in the Prospectus and in the accompanying letter of transmittal and instructions thereto (the "Letter of Transmittal"), registered Holders (as defined below) of outstanding 9 7/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes") of InSight who wish to tender their Outstanding Notes in exchange for a like principal amount of 9 7/8% Series B Senior Subordinated Notes due 2011 (the "Exchange Notes") of InSight which have been registered under the Securities Act of 1933, as amended, and, in each case, whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, the Letter of Transmittal and any other documents required by the Letter of Transmittal to State Street Bank and Trust Company, N.A. (the "Exchange Agent") on or prior to the Expiration Date (as hereinafter defined), or who cannot complete the procedure for book-entry transfer on a timely basis, may use this Notice of Guaranteed Delivery (this "Notice of Guaranteed Delivery") to tender their Outstanding Notes if (i) such tender is made by or through an Eligible Institution (as defined below) and the Holder signs this Notice of Guaranteed Delivery; (ii) on or prior to the Expiration Date, the Exchange Agent has received from the Holder and the Eligible Institution a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of Outstanding Notes, the certificate number or numbers of such tendered Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, the Letter of Transmittal (or a copy thereof) together with the certificate(s) representing the Outstanding Notes (or timely confirmation of the book-entry transfer of Outstanding Notes into the Exchange Agent's account at the Depository Trust Company ("DTC")) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Outstanding Notes into the Exchange Agent's Account at DTC), is received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery and Letter of Transmittal prior to 5:00 P.M., New York City time, on the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" section in the Prospectus.

     Unless the context requires otherwise, (i) the term "Holder" for purposes of this Notice of Guaranteed delivery means: (A) any person in whose name Outstanding Notes are registered on the books of InSight or any other person who has obtained a properly completed bond power from the registered Holder; or (B) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC; and
(ii) the term "Eligible Institution" means an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.


THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON APRIL           , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


     FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (617) 662-1548.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to InSight, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the instructions to the Letter of Transmittal.

     The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to InSight's offer to exchange Exchange Notes for Outstanding Notes pursuant to, and upon the terms and conditions described in, the Prospectus, Letter of Transmittal and instructions thereto (the "Exchange Offer") may not be withdrawn after 5:00 P.M., New York City time, on the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assignees, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE COMPLETE AND SIGN

----------------------------------------------------------------------------------------------------
     Signature(s) of Registered Holder(s) or              Name(s) of Registered Holder(s):
     Authorized Signatory:
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
----------------------------------------------------------------------------------------------------
     Principal Amount of Outstanding Notes                Address:
     Tendered:                                            --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------
----------------------------------------------------------------------------------------------------
     Certificate No(s). of Outstanding Notes (if          Area Code and Tel. No.:
     available) or Account No. at the Book-Entry
     Transfer Facility:
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
     --------------------------------------------------   --------------------------------------------------
----------------------------------------------------------------------------------------------------
     Date: --------------------------------------         If Outstanding Notes will be delivered by
                                                          book-entry transfer at The Depository Trust
                                                          Company, insert Depository Account No.:
                                                          --------------------------------------------------
                                                          --------------------------------------------------
----------------------------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Outstanding Notes exactly as its (their) name(s) appears on certificate(s) for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        --------------------------------------------------------------------------------
                --------------------------------------------------------------------------------
Capacity:       --------------------------------------------------------------------------------
                --------------------------------------------------------------------------------
Address(es):    --------------------------------------------------------------------------------
                --------------------------------------------------------------------------------
                --------------------------------------------------------------------------------

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing, an "Eligible Institution"), hereby (a) represents that each holder of Outstanding Notes on whose behalf this tender is being made "own(s)" the Outstanding Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Outstanding Notes complies with such Rule 14e-4 and (c) guarantees that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with certificates representing the Outstanding Notes covered hereby in proper form for transfer (or timely confirmation of the book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC) and any other required documents will be deposited by the undersigned with the Exchange Agent and such properly completed and executed Letter of Transmittal, as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Outstanding Notes into the Exchange Agent's account at
DTC) are received by the Exchange Agent within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                                            (ZIP CODE)

Area Code and Telephone No.: --------------------        Date: ---------- , 2002

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address as set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 1 of the related Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature must correspond with the name(s) written on the face of the Outstanding Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the Trustee whose name appears on a security position listing as the owner of the Outstanding Notes, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Outstanding Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears of the Outstanding Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to InSight of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.